<cover>

Annual Report      October 31, 1995













                   PIMCO Advisors
                Institutional Funds


              Utility Stock Fund

 Parametric International Equity Fund

Statements of Operations

For the year ended October 31, 1995

                                                 Parametric
$ in thousands                         Utility  International
                                        Stock     Equity
                                        Fund        Fund

Investment Income:

Dividends, net of foreign taxes         $  554    $   78
Interest                                   124         7
  Total income                             678        85

Expenses:

Investment advisory fees                    67        18
Administration fees                         37        20
Trustees' fees                               1         0
  Total expenses                           105        38

Net Investment Income                      573        47

Net Realized and Unrealized Gain
(Loss)

Net realized gain (loss) on             (1,818)      877
investments
Net realized loss on foreign currency        0       (31)
transactions
Net change in unrealized appreciation
(depreciation) on   investments          1,262      (897)
Net change in unrealized depreciation
on translation of assets and                 0       (10)
 liabilities denominated in foreign
currencies
Net Loss                                  (556)      (61)

Net Increase (Decrease) in Assets       $   17    $  (14)
Resulting from Operations

See Notes to Financial Statements

Statements of Changes in Net Assets

                                  Utility Stock Fund          Parametric
                                                         International Equity
                                                                 Fund
$ in thousands                                Period
                                Year ended     from     Year ended   Year ended
                                October 31, January 3,  October 31,   October 31,
                                   1995       1994 to      1995          1994
                                              October
                                             31, 1994

Increase (Decrease) in Net
Assets from:

Operations
Net investment income           $    573    $    635    $     47     $    289
Net realized gain (loss)          (1,818)     (1,888)        846       13,409
Net change in unrealized
appreciation (depreciation)        1,262      (1,262)       (897)     (11,052)
on investments
Net change in unrealized
depreciation on translation
of  assets and liabilities             0           0         (10)           0
denominated in foreign
currencies
Net increase (decrease)               17      (2,515)        (14)       2,646
resulting from operations

Net equalization credits              (2)          1        (155)        (219)
(debits)

Distributions to Shareholders
From net investment income          (575)       (631)        (22)        (289)
In excess of net investment            0           0           0           (6)
income
From net realized capital              0           0           0      (10,789)
gains
Tax basis return of capital           (2)          0        (877)      (1,421)

Total distributions                 (577)       (631)       (899)     (12,505)

Fund Share Transactions
Receipts for shares sold              84      26,967         300          796
Issued as reinvestment of            196         630         898       12,420
distributions
Cost of shares redeemed          (23,378)       (792)     (7,798)     (61,016)
Net increase (decrease)
resulting from Fund share        (23,098)     26,805      (6,600)     (47,800)
transactions

Total Increase (Decrease) in    $(23,660)   $ 23,660    $ (7,668)   $ (57,878)
Net Assets

Net Assets
Beginning of period             $ 23,660    $      0    $  7,668     $ 65,546

End of period *                        0      23,660           0        7,668

* Including undistributed net   $      0    $      4    $      0     $      0
investment income of:

See Notes to Financial Statements

Financial Highlights

Selected Per Share     Utility Stock Fund          Parametric International Equity Fund
Data for the Year or
Period Ended:
                       10/31/95  10/31/94(a)  10/31/95 10/31/94  10/31/93   10/31/92 10/31/91 (b)


Net asset value         $ 8.79     $ 10.00     $ 9.89   $ 11.62   $ 8.74    $ 10.46   $ 10.00
beginning of period

Net investment income     0.22        0.24       0.04      0.06     0.10       0.11      0.07

Net realized and
unrealized gain           0.00       (1.21)      1.64      0.75     2.86      (1.68)     0.51
(loss)on
investments

Total income from
investment                0.22       (0.97)      1.68      0.81     2.96      (1.57)     0.58
operations

Dividends from net
investment income        (0.22)      (0.24)     (0.04)    (0.06)   (0.08)     (0.11)    (0.07)

Distributions from
net realized capital      0.00        0.00      (1.64)    (2.19)    0.00       0.00     (0.01)
gains

Distributions from        0.00        0.00       0.00      0.00     0.00      (0.04)     0.00
equalization

Tax basis return of      (8.79)       0.00      (9.89)    (0.29)    0.00       0.00     (0.04)
capital

Total distributions      (9.01)      (0.24)    (11.57)    (2.54)   (0.08)     (0.15)    (0.12)

Net asset value end       0.00        8.79       0.00      9.89    11.62       8.74     10.46
of period

Total return             0.17%(c)    (9.76)%     0.78%(c)  7.83%   33.85%    (14.84)%    5.67%

Net assets end of       $   0       $23,660    $    0     $7,668  $65,546    $48,623   $50,160
period (000's)

Ratio of expenses to     0.67%(c)     0.70%*     0.89%(c)  0.95%    0.95%      0.95%     0.99%*
average net assets

Ratio of net
investment income to     3.68%*(c)    3.20%*     1.03%*(c) 0.64%    0.78%      1.20%     1.20%*
average net assets

Portfolio turnover       69.00%(c)   59.16%      4.00%(c)  65.12%   3.46%     46.23%     3.31%
rate

     (a)  From commencement of operations on January 3, 1994.
     (b)  From commencement of operations on December 17, 1990.
     (c) Information is for the period from November 1, 1994 to June 30, 1995.
      *    Annualized

See Notes to Financial Statements

1.  Significant Accounting Policies

The Utility Stock Fund and the Parametric International Equity Fund (the "Funds") were series of the PIMCO Advisors Institutional Funds (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company established as a "Massachusetts business trust". At October 31, 1995, the Funds were terminated. Refer to "Funds Deactivation and Liquidation" below.

Fund Deactivation and Liquidation. On June 30, 1995, the institutional shareholders of the Utility Stock and Parametric International Equity Funds redeemed 2,675,006 and 642,318 shares; respectively, (representing the issued and outstanding shares of each Fund) at net asset value per share. Concurrently, PIMCO Advisors L.P. ("PIMCO Advisors"), as adviser to the Trust, funded an amount equal to receivables, net of liabilities, in exchange for shares of each Fund, in order to liquidate shareholders at June 30, 1995. PIMCO Advisors remained the sole shareholder of each Fund until October 31, 1995, in order to conclude operations of the Funds. On October 31, 1995, the Funds were liquidated and all operations were terminated.

Security Valuations. Portfolio securities for which market quotations were readily available were stated at market value. Market value was determined on the basis of last reported sales price, or if no sales were reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less were valued at amortized cost, unless the amortized cost did not approximate market value. Subject to the foregoing, securities for which market quotations were not readily available were valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees.

Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies were translated into U.S. dollars using the foreign exchange quotation in effect at 2:30 P.M. Eastern time. The cost of foreign securities was translated at the exchange rate in effect when investment was acquired. Income and expenses were translated at the rate of exchange in effect at the time of each transaction.

The Funds isolated that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transaction.

Reported net realized foreign exchange gains or losses arose from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net realized foreign exchange gains and losses arose from changes in the value of assets and liabilities resulting from changes in the exchange rate.

Dividends and Distributions to Shareholders. Dividends were declared and paid quarterly to shareholders of record in the Utility Stock Fund. The Parametric International Equity Fund distributed its net investment income at least annually. Distributions on any net realized capital gains were declared and paid at least annually. Dividends and distributions to shareholders were recorded on the ex-dividend date.

Income dividends and capital gain distributions were determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences were primarily due to differing treatments for foreign currency transactions, net operating losses, deferral of wash sales, futures, and options.

Foreign Taxes on Dividends. Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Utility Stock Fund - $4,995 and Parametric International Equity Fund - $11,385.

Federal Income Taxes. The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

Securities Transactions and Investment Income. Securities transactions were recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold were recorded on the identified cost basis. Dividend income was recorded on the ex-dividend date. Interest income was recorded on the accrual basis and includes the accretion of discounts and amortization of premiums.

Equalization. Both Funds followed the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, was credited or charged to undistributed income. As a result, undistributed investment income per share was unaffected by sales or redemptions of Fund shares.


2.  Derivative Financial Instruments

Forward Foreign Currency Contracts. The Parametric International Equity invested in forward foreign currency contracts during the year ended October 31, 1995. These contracts were used for the purpose of hedging against foreign exchange risk arising from a fund's investment in foreign securities. These contracts were "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund recorded realized gains or losses at the time the forward contract was closed.

3.  Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Under the Investment Advisory Agreement, PIMCO Advisors received from the Funds a fee based on an annual percentage of .45% of the average daily net assets for the Utility Stock Fund and Parametric International Equity Fund. The fee was accrued daily and paid monthly.

Pursuant to an Investment Advisory Agreement and an Administration Agreement, PIMCO Advisors provided investment advisory services to the Trust and administers all of the operations of the Trust and its Funds, and procured on behalf of the Trust, at PIMCO Advisors' expense, certain services including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services.

Under these agreements, the Funds were responsible for any extraordinary expenses (such as litigation and indemnification expenses), brokerage fees or other transactional expenses for securities or other assets, taxes (if any) paid by a Fund, interest on borrowing, and fees and expenses of the independent trustees.

Administration Fee. Prior to August 16, 1995, PIMCO Advisors served as the administrator to the Funds, pursuant to an Administrative Agreement. Effective August 16, 1995, Pacific Investment Management Company ("PIMCO") became administrator to the Funds, pursuant to a new Administrative Agreement. As under the previous Administration Agreement, PIMCO received from the Funds an administrative fee at the annual rate of .25% of the average daily net assets of the Utility Stock Fund and of .50% of the average daily net assets of the Parametric International Equity Fund.. The fee was accrued daily and paid monthly.

Expense Limitation. PIMCO Advisors had undertaken to reimburse the Trust for its operating expenses, exclusive of class service fees, brokerage fees or other transactional expenses, taxes paid by a fund, interest on borrowing and extraordinary expenses, in excess of the sum of advisory and administration fees as a percentage of daily net assets of each fund, through October 31, 1995. No reimbursements were made during the year ended October 31, 1995.

The Funds incurred $84,946 in investment advisory fees to PIMCO Advisors for the year ended October 31, 1995.

The  Funds incurred $57,175 in administration fees to  PIMCO
Advisors for the year ended October 31, 1995.

The Funds incurred $560 in Trustees fees, advanced by PIMCO Advisors on behalf of the Funds, for the year ended October 31, 1995. These expenses are allocated to the Funds of the Trust according to their respective daily average net assets.

Pursuant   to  a  Portfolio  Management  Agreement,    PIMCO
Advisors managed the Utility Stock Fund.

Related Party Transactions. PIMCO Advisors Distribution Company ("PADCO"), an indirect wholly-owned subsidiary of PIMCO Advisors, served as the distributor of the Funds' shares. Under the contract, all expenses relating to the distribution of Fund shares were paid by PIMCO Advisors or PADCO out of past profits and resources which may include fees received by PIMCO Advisors.

Certain officers of PIMCO Advisors were also officers of the Funds.

4.  Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the year ended October 31, 1995 were as follows ($ in thousands):

                             All securities (excluding
                             U.S. Government/Agency)

                                Purchases     Sales

Utility Stock Fund               $ 11,349    $ 34,232

Parametric                            227       7,379
  International Equity Fund


5.  Shares of Beneficial Interest

Changes  in  shares of beneficial interest were  as  follows
(shares in thousands):

                                    Parametric
Year Ended               Utility   International
October 31,1995           Stock       Equity
                           Fund        Fund

Shares sold                  10          35
Issued as
  reinvestment               24         109
  of dividends
Shares redeemed          (2,726)       (919)

Net decrease             (2,692)       (775)



Year or                               Parametric
Period Ended               Utility   International
October 31,1994             Stock       Equity
                            Fund (a)     Fund

Shares sold                 2,712          72
Issued as
  reinvestment                 70       1,317
  of dividends
Shares redeemed               (90)     (6,255)

Net  increase (decrease)    2,692      (4,866)

(a) From Commencement of Operations, January 3, 1994.

INDEPENDENT AUDITORS' REPORT


To the Trustees of the
PIMCO Advisors Institutional Funds


We have audited the accompanying statements of operations of the Utility Stock Fund and Parametric International Equity Fund (the "Funds") for the year ended October 31, 1995; the statements of changes for the indicated periods ended October 31, 1995 and 1994; and the financial highlights for the Funds for the respective stated periods ended October 31, 1995, 1994, 1993, 1992 and 1991. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the results of their operations, the changes in their net assets, and the financial highlights tables for the respective stated periods, in conformity with generally accepted accounting principles.







DELOITTE & TOUCHE LLP
Costa Mesa, California
December 15, 1995

Federal Income Tax Information

As required by the Internal Revenue Code regulations we are to advise you within 60 days of the Trust's fiscal year end (October 31, 1995) as to the tax status of capital gain dividends, the dividend received deduction for corporations, and the foreign tax credit.

Dividend Distributions. The following table provides rates for the dividends distributed from net investment income, as well as short-term and long-term capital gains. Distributions from net investment income and short-term capital gains are taxed as ordinary income. All rates are shown as per share amounts.

                            Net
                         Investment   Short-Term      Long-Term
                           Income     Capital Gain    Capital Gain


Utility Stock Fund          .2157          0               0
Parametric                  .0404          0             1.6423
 International Equity Fund

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. The percentage of each Fund's fiscal 1995 net investment income dividends that qualify for the corporate dividend received deduction are as follows:
Utility Stock Fund - 96.91%.

Foreign Taxed Paid. The Parametric International Equity, elected to pass through foreign taxes paid by the Fund to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who report their gross income dividends in a federal income tax return will be entitled to deduct such foreign taxes, or claim a foreign credit in computing their U.S. income tax liability, when applicable. It is generally more advantageous to claim a credit rather than to take a deduction. The following table allocates the dividends and distributions paid by their sources.

                    Parametric
             International Equity Fund

               Gross      Foreign
              Dividends     Tax

Australia       .0006       0
Austria         .0133    .0003
Denmark         .0008    .0001
France          .0081       0
Germany         .0114    .0011
Hong Kong       .0095       0
Italy           .0021    .0003
Japan           .0280    .0042
Malaysia        .0076    .0022
Netherlands     .0109    .0016
Singapore       .0016    .0004
Spain           .0064    .0010
Sweden          .0047    .0007
Switzerland     .0102    .0015
United Kingdom  .0532    .0076
 Total         0.1684    0.021

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 1996, you will be advised on IRS form 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1995